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                                                                  Exhibit 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of BLOWOUT ENTERTAINMENT, INC., a Delaware corporation (the "Company"), does hereby constitute and appoint STEVE BERNS and THOMAS D. BERKOMPAS, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys to execute, file or deliver any and all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements or regulations of the Securities and Exchange Commission in respect thereof, in connection with the Company's filing of an annual report on Form 10-K for the Company's fiscal year 1997, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director or officer, or both, of the Company, as indicated below opposite his signature, to the Form 10-K, and any amendment thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of this 22nd day of February, 1998.


/s/ THOMAS D. BERKOMPAS
--------------------------------
THOMAS D. BERKOMPAS                         Chief Financial Officer - Principal
                                            Financial and Accounting Officer)

/s/ STEVE BERNS
--------------------------------
STEVE BERNS                                 Director and President
                                            (Principal Executive Officer)

/s/ GENE GIAQUINTO
--------------------------------
EUGENE F. GIAQUINTO                         Chairman of the Board of Directors


/s/ BILL LEVINE
--------------------------------
BILL LEVINE                                 Director

/s/ MUNEAKI MASUDA
--------------------------------
MUNEAKI MASUDA                              Director

/s/ YOSHINORI OGIDA
--------------------------------
YOSHINORI OGIDA                             Director


/s/ SETH REAMES
--------------------------------
SETH A. REAMES                              Director